Exhibit 21.1

Subsidiaries of the Company

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
A.E. Roberts Company	MN	Gi Sanka Holdings, Inc.	—
ACN Group IPA of New York, Inc.	NY	ACN Group, Inc.	—
ACN Group of California, Inc.	CA	ACN Group, Inc.	—
ACN Group, Inc.	MN	United HealthCare Services, Inc.	—
Administration Resource Corporation	MN	Gi Sanka Holdings, Inc.	—
All Savers Insurance Company	IN	Golden Rule Financial Corporation	—
American Medical Security Life Insurance Company	WI	Golden Rule Financial Corporation	—
AmeriChoice Alliance, Inc.	NV	AmeriChoice Health Services, Inc.	—
AmeriChoice Corporation	DE	UnitedHealth Group Incorporated	—
AmeriChoice Health Services, Inc.	DE	AmeriChoice Corporation	—
AmeriChoice of New Jersey, Inc.	NJ	AmeriChoice Corporation	—
AmeriChoice of Pennsylvania, Inc.	PA	AmeriChoice Corporation	—
Aperture Credentialing, Inc.	DE	Ingenix, Inc.	—
Arizona Physicians IPA, Inc.	AZ	United HealthCare of Arizona, Inc.	—
Arnett Health Plans, Inc.	IN	UnitedHealthcare, Inc.	Arnett Managed HealthPlans
Arnett HMO, Inc.	IN	Arnett Health Plans, Inc.	—
Arnett Practice Association, LLC	IN	Arnett Health Plans, Inc.	—
Behavioral Health Administrators	CA	United Behavioral Health	Behavioral Health Administrators, Inc.
CareTracker Technologies, Inc.	MA	RSB Holdings, Inc.	—
ClinPharm International Limited	UK	Ingenix Pharmaceutical Services, Inc.	—
DBP Services of New York IPA, Inc.	NY	Dental Benefit Providers, Inc.	—
DCG Resource Options, LLC	ME	National Benefit Resources, Inc.	Workup, LLC
Definity Health Corporation	DE	Uniprise, Inc.	—
Dental Benefit Providers of California, Inc.	CA	Dental Benefit Providers, Inc.	—
Dental Benefit Providers of Illinois, Inc.	IL	Dental Benefit Providers, Inc.	—
Dental Benefit Providers of Maryland, Inc.	MD	Dental Benefit Providers, Inc.	—
Dental Benefit Providers, Inc.	DE	United HealthCare Services, Inc.	DBP Services DBP Services, Inc.
Disability Consulting Group, LLC	ME	National Benefit Resources, Inc.	—
Distance Learning Network, Inc.	DE	National Benefit Resources, Inc.	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC	United HealthCare Insurance Company	—
E.C. Investigaciones del Sur S.A.	Costa Rica	Ingenix International (Netherlands) BV	—
Electronic Network Systems, Inc.	DE	Ingenix, Inc.	—
Envision Care Alliance Inc.	IL	Specialized Care Services, Inc.	—
European Health Economics (UK) Ltd.	UK	Ingenix Pharmaceutical Services (UK) Limited	—
European Health Economics AB	Sweden	Ingenix Pharmaceutical Services (Sweden) AB	—
Evercare Collaborative Solutions, Inc.	DE	Lifemark Corporation	—
Evercare Hospice, Inc.	DE	Lifemark Corporation

Evercare Hospice

Evercare Hospice and Palliative Care

Evercare Hospice and Palliative Care of Colorado Springs

Evercare Hospice and Palliative Care of Denver

Evercare Palliative Care

Evercare Palliative Services

Evercare Palliative Services of Atlanta

Evercare Palliative Services of Cincinnati

Evercare Palliative Services of Colorado Springs

Evercare Palliative Services Denver

Evercare Palliative Services of Dover

Evercare Palliative Services of Eugene

Evercare Palliative Services of Houston

Evercare Palliative Services of Phoenix

Evercare Palliative Services of Portland

Evercare Palliative Services of Salem

Evercare Palliative Services of Tucson

Evercare Palliative Services of Vienna

Evercare Palliative Services of Cleveland

Evercare of Arizona, Inc.	AZ	Lifemark Corporation	—
EverCare of New York, IPA, Inc.	NY	Ovations, Inc.	—
Evercare of Texas, L.L.C.	TX	Lifemark Corporation	United Healthcare - Texas
Exante Financial Services, Inc.	DE	United HealthCare Services, Inc.	—
FHP Reinsurance Limited	Bermuda	PacifiCare Health Plan Administrators, Inc.	—
FirstCall, Inc.	MD	HomeCall, Inc.	—
Frederick Associates, LLC	MD	Mid Atlantic Medical Services, LLC	—
GeoAccess, Inc.	KS	Ingenix, Inc.	—
Gi Sanka Holdings, Inc.	MN	Exante Financial Services, Inc.	Gi Sanka Holdings
Golden Rule Financial Corporation	DE	UnitedHealth Group Incorporated	—
Golden Rule Insurance Company	IN	Golden Rule Financial Corporation	—
Great Lakes Health Plan, Inc.	MI	AmeriChoice Corporation	—
H & W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated	—
Health Care Administrators, Inc.	IN	Arnett Health Plans, Inc.	Arnett TPA
HealthAllies, Inc.	DE	Uniprise, Inc.	—
Healthia Consulting, Inc.	MN	Ingenix, Inc.	—
Healthia Exchange LLC	MN	Healthia Consulting, Inc.	—
HomeCall Pharmaceutical Services, Inc.	MD	Mid Atlantic Medical Services, LLC	—

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
HomeCall, Inc.	MD	Mid Atlantic Medical Services, LLC	—
HWT, Inc.	DE	Ingenix, Inc.	—
Hygeia Corporation	DE	UnitedHealth International, Inc.	—
Hygeia Corporation (Ontario)	Ontario	Hygeia Travel Health Holdings Company	—
Hygeia Travel Health Holdings Company	Nova Scotia	Hygeia Corporation	—
i Tres Latin America Costa Rica S.A.	Costa Rica	E.C. Investigaciones del Sur S.A.	—
i3 Canada, Inc.	Canada	Ingenix Pharmaceutical Services, Inc.	Ingenix Pharmaceutical Services i3 Research i3 Innovus
i3 Japan, LLC	Japan	Ingenix Pharmaceutical Services, Inc.	—
i3 Latin America Argentina S.A.	Argentina	E.C. Investigaciones del Sur S.A.	—
i3 Latin America Brasil Serviços de Pesquisa Clínica Ltda.	Brazil	E.C. Investigaciones del Sur S.A.	—
i3 Latin America Chile S.A.	Chile	E.C. Investigaciones del Sur S.A.	—
i3 Latin America Perú S.A.	Peru	E.C. Investigaciones del Sur S.A.	—
i3 Poland sp z.o.o.	Poland	Ingenix Pharmaceutical Services, Inc.	—
i3 Research d.o.o. Beograd	Serbia	Ingenix International (Netherlands) BV	—
i3 Research Limited	UK	Ingenix, Inc.	—
IBA Health and Life Assurance Company	MI	UnitedHealthcare, Inc.	—
IBA Self-Funded Group, Inc.	MI	UnitedHealthcare, Inc.	—
Information Network Corporation	AZ	AmeriChoice Corporation	—
Ingenix Canada Partnership	Ontario	Ingenix Pharmaceutical Services, Inc.	—
Ingenix Health Intelligence, Inc.	DE	Ingenix Publishing, Inc.	—
Ingenix International (Czech Republic) s.r.o.	Czech	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Finland) Oy	Finland	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Hong Kong) Limited	Hong Kong	Ingenix Pharmaceutical Services, Inc.	—
Ingenix International (Italy) S.r.l.	Italy	Ingenix Pharmaceutical Services (UK) Limited	—
Ingenix International (Netherlands) BV	Netherlands	Ingenix Pharmaceutical Services, Inc.	i3 Research i3 Pharma Resourcing
Ingenix International Hungary Ltd.	Hungary	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (Australia) Pty. Limited	Australia	Ingenix Pharmaceutical Services (UK) Limited	i3 Research i3 Pharma Resourcing
Ingenix Pharmaceutical Services (Deutschland) GmbH	Germany	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (France) SARL	France	Ingenix Pharmaceutical Services (UK) Limited	i3 Research
Ingenix Pharmaceutical Services (RSA) Proprietary Limited	So. Africa	Ingenix Pharmaceutical Services, Inc.	—
Ingenix Pharmaceutical Services (Spain) S.L.	Spain	Ingenix Pharmaceutical Services (UK) Limited	i3 Research
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (UK) Limited	UK	ClinPharm International Limited (UK)	—
Ingenix Pharmaceutical Services d.o.o.	Croatia	Ingenix Pharmaceutical Services, Inc.	—
Ingenix Pharmaceutical Services de Argentina S.R.L.	Argentina	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services Mexico S.A. de C.V.	Mexico	E.C. Investigaciones del Sur S.A.	—
Ingenix Pharmaceutical Services, Inc.	DE	Ingenix, Inc.	i3 Innovus i3 Drug Safety i3 Magnifi i3 Research
Ingenix Public Sector Solutions, Inc.	DE	Ingenix, Inc.	—
Ingenix Publishing, Inc.	DE	Ingenix, Inc.	—
Ingenix, Inc.	DE	UnitedHealth Group Incorporated	Reden & Anders
Innovus Research (U.K.) Limited	UK	Ingenix Pharmaceutical Services (UK) Limited	—
Latintrials Uruguay S.R.L.	Uruguay	Ingenix International (Netherlands) BV	—
Lifemark Corporation	DE	Ovations, Inc.	AmeriChoice
LighthouseMD, Inc.	RI	RSB Holdings, Inc.	—
MAMSI Insurance Resources, LLC	MD	OneNet PPO, LLC	—
MAMSI Life and Health Insurance Company	MD	Mid Atlantic Medical Services, LLC	MAMSI Life and Health
Managed Physical Network, Inc.	NY	ACN Group, Inc.	—
MD-Individual Practice Association, Inc.	MD	Physicians Heath Plan of Maryland, Inc.	—
Medical Network, Inc.	NJ	Specialized Care Services, Inc.	HealthAtoZ.com
MediExpress Sdn. Bhd.	Malaysia	United Healthcare International Mauritius Limited	—
Mid Atlantic Medical Services, LLC	DE	UnitedHealth Group Incorporated	—
Midwest Security Administrators, Inc.	WI	Midwest Security Holding, Inc.	—
Midwest Security Care, Inc.	WI	UnitedHealthcare, Inc.	—
Midwest Security Holding, Inc.	WI	UnitedHealthcare, Inc.	—
Midwest Security Life Insurance Company	WI	UnitedHealthcare, Inc.	—
MLH Life Trust	MD	Mid Atlantic Medical Services, LLC	—
National Benefit Resources, Inc.	MN	Specialized Care Services, Inc.	Managed Care Solutions NBR Insurance Services
National Pacific Dental, Inc.	TX	PacificDental Benefits, Inc.	—
Neighborhood Health Partnership, Inc.	FL	UnitedHealthcare, Inc.	Neighborhood Health Neighborhood Health Partnership NHP
Nevada Pacific Dental, Inc.	NV	PacificDental Benefits, Inc.	—
NPD Dental Services, Inc.	DE	PacificDental Benefits, Inc.	—
NPD Insurance Company, Inc.	NV	NPD Dental Services, Inc.	—
Omega Insurance Advisors Private Limited	India	UnitedHealthcare India (Private) Limited	—
OneNet PPO, LLC	MD	United HealthCare Insurance Company	—

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
Optimum Choice, Inc.	MD	Mid Atlantic Medical Services, LLC	OCI OCI Health Plan OCI Preferred Optimum Choice Optimum Choice Health Plan Optimum Choice Preferred Optimum Choice Advantage
OptumHealth Bank, Inc.	UT	Exante Financial Services, Inc.	Exante Bank
Ovations, Inc.	DE	United HealthCare Services, Inc.	—
Oxford Benefit Management, Inc.	CT	Oxford Heath Plans LLC	—
Oxford Health Insurance, Inc.	NY	Oxford Health Plans (NY), Inc.	—
Oxford Health Plans (CT), Inc.	CT	Oxford Heath Plans LLC	—
Oxford Health Plans (NJ), Inc.	NJ	Oxford Heath Plans LLC	—
Oxford Health Plans (NY), Inc.	NY	Oxford Heath Plans LLC	—
Oxford Heath Plans LLC	DE	UnitedHealth Group Incorporated	The Oxford Agency
Pacific Pharma Partners Pte Ltd.	Singapore	Ingenix Pharmaceutical Services, Inc.	—
Pacific Union Dental, Inc.	CA	PacificDental Benefits, Inc.	—
PacifiCare Behavioral Health of California, Inc.	DE	PacifiCare Behavioral Health, Inc.	Life Strategies of California
PacifiCare Behavioral Health, Inc.	DE	PacifiCare Health Systems, LLC.	Life Strategies PacifiCare Behavioral Health Administrators PBH
PacifiCare Dental	CA	PacifiCare Health Plan Administrators, Inc.	Dental Strategies of California PacifiCare Dental of California
PacifiCare Dental of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.	—
PacifiCare Health Plan Administrators, Inc.	IN	PacifiCare Health Systems, LLC.

Covantage

Dental Strategies

PacifiCare Dental

PacifiCare Dental and Vision

PacifiCare Dental and Vision Administrators

PacifiCare Dental Insurance Marketing

PacifiCare Insurance Marketing

PacifiCare Vision

PacifiCare Health Systems, LLC	DE	UnitedHealth Group Incorporated	—
PacifiCare Insurance Company	IN	PacifiCare Health Systems, LLC.	—
PacifiCare International Limited	Ireland	PacifiCare Health Plan Administrators, Inc.	—
PacifiCare Life and Health Insurance Company	IN	PacifiCare Health Plan Administrators, Inc.	—
PacifiCare Life Assurance Company	CO	PacifiCare Health Plan Administrators, Inc.	—
PacifiCare of Arizona, Inc.	AZ	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of California	CA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.	Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Oklahoma, Inc.	OK	PacifiCare Health Plan Administrators, Inc.	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
PacifiCare of Oregon, Inc.	OR	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Texas, Inc.	TX	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Washington	WA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacificDental Benefits, Inc.	DE	Specialized Care Services, Inc.	PDS Acquisition Corporation
Passport Coast-to-Coast LLC	DE	United HealthCare Services, Inc.	—
Physicians Heath Plan of Maryland, Inc.	MD	Mid Atlantic Medical Services, LLC	—
ProcessWorks, Inc.	WI	UnitedHealthcare, Inc.	—
PsychCME, Inc.	DE	Ingenix, Inc.	—
Red Oak E-Commerce Solutions, Inc.	VA	Ingenix, Inc.	—
Rooney Life Insurance Company	CA	Golden Rule Financial Corporation	—
RSB Holdings, Inc.	DE	Ingenix, Inc.	—
RxSolutions NY IPA, Inc.	NY	RxSolutions, Inc.	—
RxSolutions, Inc.	CA	PacifiCare Health Systems, LLC.	Prescription Solutions
Salveo Holding, LLC	DE	PacifiCare Health Systems, LLC.	—
Salveo Insurance Company, Ltd.	Caymans	Salveo Holding, LLC	—
Southwest Michigan Health Network Inc.	MI	UnitedHealthcare, Inc.	—
Special Risk International, Inc.	MD	Specialized Care Services, Inc.	—
Specialized Care Services, Inc.	DE	United HealthCare Services, Inc.	—
Specialty Resource Services, Inc.	DE	United Resource Networks, Inc.	Specialty Resource Solutions
Spectera of New York, IPA, Inc.	NY	Specialized Care Services, Inc.	—
Spectera, Inc.	MD	Specialized Care Services, Inc.	CARE Programs, a division of Spectera, Inc. Employee Vision Services, Inc. Oklahoma Employees Benefits Services Spectera United Optical United Optical, Inc.
Statprobe, Inc.	MI	Ingenix Pharmaceutical Services, Inc.	—

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
The Lewin Group, Inc.	NC	Ingenix Public Sector Solutions, Inc.	—
U.S. Behavioral Health Plan, California	CA	United Behavioral Health	—
UHC International Services, Inc.	DE	UnitedHealth Group Incorporated	—
UHIC Holdings, Inc.	DE	United HealthCare Services, Inc.	—
Unimerica Insurance Company	WI	Specialized Care Services, Inc.	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY	United HealthCare Insurance Company	—
Union Health Solutions, Inc.	CA	PacifiCare Health Systems, LLC.	—
Uniprise, Inc.	DE	United HealthCare Services, Inc.	—
United Behavioral Health	CA	United HealthCare Services, Inc.	United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY	United Behavioral Health	—
United Health Connect Sdn. Bhd.	Malaysia	UnitedHealthcare International Malaysia Sdn. Bhd.	—
United Health Foundation	MN	UnitedHealth Group Incorporated	United Health Hospice Foundation
United HealthCare (Ireland) Limited	Ireland	Uniprise, Inc.	—
United Healthcare India (Private) Limited	India	United Healthcare International Mauritius Limited	—
United HealthCare Insurance Company	CT	UHIC Holdings, Inc.	—
United HealthCare Insurance Company of Illinois	IL	United HealthCare Insurance Company	—
United HealthCare Insurance Company of New York	NY	United HealthCare Insurance Company	—
United HealthCare Insurance Company of Ohio	OH	United HealthCare Insurance Company	—
United Healthcare International Mauritius Limited	Mauritius	UnitedHealth Group Incorporated	—
United HealthCare of Alabama, Inc.	AL	UnitedHealthcare, Inc.	—
United HealthCare of Arizona, Inc.	AZ	UnitedHealthcare, Inc.	—
United HealthCare of Arkansas, Inc.	AR	UnitedHealthcare, Inc.	Complete Health
United HealthCare of Colorado, Inc.	CO	UnitedHealthcare, Inc.	MetraHealth Care Plan
United HealthCare of Florida, Inc.	FL	UnitedHealthcare, Inc.	—
United HealthCare of Georgia, Inc.	GA	UnitedHealthcare, Inc.	United HealthCare of Georgia
United HealthCare of Kentucky, Ltd.	KY	United HealthCare Services, Inc.	—
United HealthCare of Louisiana, Inc.	LA	UnitedHealthcare, Inc.	—
United HealthCare of Mississippi, Inc.	MS	UnitedHealthcare, Inc.	—
United HealthCare of Ohio, Inc.	OH	United HealthCare Services, Inc.	—
United HealthCare of Tennessee, Inc.	TN	UnitedHealthcare, Inc.	—
United HealthCare of Texas, Inc.	TX	UnitedHealthcare, Inc.	UnitedHealthcare
United HealthCare of the Midlands, Inc.	NE	UnitedHealthcare, Inc.	—
United HealthCare of the Midwest, Inc.	MO	UnitedHealthcare, Inc.	—
United HealthCare of Utah	UT	UnitedHealthcare, Inc.	—
United HealthCare Products, LLC	DE	United HealthCare Insurance Company	AARP Health Care Options Pharmacy Services AARP Pharmacy Services FirstLine Medical UnitedHealth Products
United HealthCare Service LLC	DE	United HealthCare Insurance Company	—
United HealthCare Services, Inc.	MN	UnitedHealth Group Incorporated

AmeriChoice

Center for Health Care Policy and Evaluation

Charter HealthCare, Inc.

Evercare

Health Professionals Review

HealthCare Evaluation Services

Healthmarc

HealthPro

Managed Care for the Aged

Optum

Personal Decision Services

UHC Management

UHC Management Company

UHC Management Company, Inc.

UHC of Missouri

UMC Management Company, Inc.

Unimerica Workplace Benefits

United Health Products

United HealthCare Corporation

United HealthCare, Inc.

United HealthCare Management

United HealthCare Management Company, Inc.

United HealthCare Management Services

United HealthCare of Missouri

United HealthCare Services of Minnesota

United HealthCare Services of Minnesota, Inc.

United Resource Networks

United Resource Networks, Inc.

United Medical Resources, Inc.	OH	UnitedHealthcare, Inc.	—
United Resource Networks IPA of New York, Inc.	NY	United Resource Networks, Inc.	—
United Resource Networks, Inc.	DE	Specialized Care Services, Inc.	—
UnitedHealth Advisors, LLC	ME	United HealthCare Services, Inc.	—
UnitedHealth Capital, LLC	DE	United HealthCare Services, Inc.	—
UnitedHealth Cares, Inc.	MN	AmeriChoice Corporation	—

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
UnitedHealth Europe Limited	UK	United HealthCare Services, Inc.	—
UnitedHealth Group Information Services Private Limited	India	United Healthcare International Mauritius Limited	—
UnitedHealth Group International B.V.	Netherlands	UnitedHealth Group Incorporated	—
UnitedHealth International, Inc.	DE	UnitedHealth Group Incorporated	—
UnitedHealth Primary Care Limited	UK	UnitedHealth Europe Limited	—
UnitedHealth Primary Care Plus Limited	UK	UnitedHealth Europe Limited	—
UnitedHealthcare Alliance LLC	DE	United HealthCare Insurance Company	—
UnitedHealthcare Asia Limited	Hong Kong	UnitedHealthcare International Asia, LLC	—
UnitedHealthcare Insurance Company of the River Valley	IL	UnitedHealthcare Services Company of the River Valley, Inc.	—
UnitedHealthcare International Asia, LLC	DE	UnitedHealth Group Incorporated	—
UnitedHealthcare International Malaysia Sdn. Bhd.	Malaysia	UnitedHealthcare International Asia, LLC	—
UnitedHealthcare of Illinois, Inc.	IL	UnitedHealthcare, Inc.	—
UnitedHealthcare of New England, Inc.	RI	United HealthCare Services, Inc.	Ocean State Physicians Health Plan
UnitedHealthcare of New York, Inc.	NY	AmeriChoice Corporation	Healthcare AmeriChoice
UnitedHealthcare of North Carolina, Inc.	NC	UnitedHealthcare, Inc.	—
UnitedHealthcare of the Mid-Atlantic, Inc.	MD	UnitedHealthcare, Inc.	—
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare, Inc.	—
UnitedHealthcare Plan of the River Valley, Inc.	IL	UnitedHealthcare Services Company of the River Valley, Inc.	—
UnitedHealthcare Services Company of the River Valley, Inc.	DE	UnitedHealthcare, Inc.	—
UnitedHealthcare, Inc.	DE	United HealthCare Services, Inc.	—
UnitedHealthOne Agency, Inc.	IN	Golden Rule Financial Corporation	—
WorkComp.Net, LLC	IA	Red Oak E-Commerce Solutions, Inc.	—
Worldwide Clinical Trials, SL	Spain	Ingenix Pharmaceutical Services, Inc.	—